UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

People’s United Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

People’s United Financial, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to Be Held on Thursday, May 6, 2010

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/pbct

This communication is not a form for voting. It presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

People’s United Financial, Inc.

If you want to receive a paper or e-mail copy of these documents,

you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 22, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:

(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

	Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)

	Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)

	Internet:	http://www.proxyvoting.com/pbct

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE
This is not a proxy card. You cannot use this notice to vote your shares.

Dear People’s United Financial, Inc. Shareholder:

The 2010 Annual Meeting of Shareholders of People’s United Financial, Inc. (the “Company”) will be held at 850 Main Street,

Bridgeport, Connecticut 06604, on Thursday, May 6, 2010 at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect three directors to serve until the 2013 annual meeting of shareholders of the Company;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for 2010;

(3)	to consider and vote on a shareholder proposal to change the voting standard for director elections that are not contested;

(4)	to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

Management recommends a vote “FOR” Items 1 and 2, and makes no recommendation on Item 3.

The Board of Directors has fixed the close of business on March 8, 2010 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN		i
YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO	g
VOTE YOUR PROXY ELECTRONICALLY.

69875

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person can be found on our website, www.peoples.com.

Meeting Location:

850 Main Street

Bridgeport, Connecticut 06604

You can find directions to the Annual Meeting at: http://www.peoples.com

The following Proxy Materials are available for you to review online:

•	the Company’s 2010 Proxy Statement (including all attachments thereto);

•	the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to shareholders

To request a paper copy of the Proxy Materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/pbct

The Proxy Materials for People’s United Financial, Inc. are available to review at:

http://www.proxyvoting.com/pbct

Have this notice available when you request a PAPER copy of the Proxy Materials,

when you want to view your proxy materials online,

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote
Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

69875